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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2005


                           First Franklin Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-16362                31-1221029
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 469-5352
                                                           ---------------


         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

     On April 8, 2005, the Board of Directors of First Franklin Corporation's wholly-owned subsidiary, The Franklin Savings and Loan Company, approved the extension of the employment agreements of Thomas H. Siemers, Daniel T. Voelpel, Gretchen J. Schmidt, Lawrence J. Spitzmueller, John P. Owens and Gregory W. Meyers for a one-year period. As a result, the term of each of the employment agreements shall end on the following dates: Mr. Siemers' on October 23, 2008; Mr. Voelpel and Ms. Schmidt's on March 7, 2008; Messrs. Spitzmueller and Owens' on December 20, 2008; and Mr. Meyers' on August 15, 2008. The remaining provisions of the original employment agreements are unchanged and remain in full force and effect.

     Each of the Employment Agreement Extensions is attached hereto as an exhibit.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FRANKLIN CORPORATION



                                  By: /s/ Daniel T. Voelpel
                                      -----------------------------------------
                                      Daniel T. Voelpel
                                      Vice President and Chief Financial Officer


Date:  April 12, 2005



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                                INDEX TO EXHIBITS


 Exhibit Number                         Description
 --------------                         -----------

      10.1          Employment Agreement Extension for Thomas H. Siemers

      10.2          Employment Agreement Extension for Daniel T. Voelpel

      10.3          Employment Agreement Extension for Gretchen J. Schmidt

      10.4          Employment Agreement Extension for Lawrence J. Spitzmueller

      10.5          Employment Agreement Extension for John P. Owens

      10.6          Employment Agreement Extension for Gregory W. Meyers